UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-33807		26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	COLORADO	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by EchoStar Corporation (the “Company”), Pradman P. Kaul will retire from his positions as President of Hughes Communications, Inc., a wholly owned subsidiary of the Company (“Hughes Communications”), and as President of Hughes Network Systems, LLC, a wholly owned subsidiary of Hughes Communications, effective as of the close of business on December 31, 2022. Mr. Kaul will continue to serve as a member of the Board of Directors of the Company and has been appointed to serve as Vice Chair of the Board of Directors effective January 1, 2023.

On December 30, 2022, the Company and Mr. Kaul entered into a letter agreement (the “Letter Agreement”) in connection with Mr. Kaul’s retirement. The Letter Agreement provides that all references in certain of Mr. Kaul’s outstanding stock options to “employment” as a requirement of eligibility for vesting and exercisability will be deemed to refer, among other things, to continued service on the Company’s Board of Directors. As a result, such options will remain outstanding and eligible to vest in accordance with their terms following Mr. Kaul’s retirement. The Letter Agreement also provides for certain amendments to the non-competition covenants to which Mr. Kaul is currently subject with the Company and its subsidiaries. The foregoing description of the Letter Agreement is qualified in its entirety by reference to the full text thereof filed as Exhibit 10.1 hereto and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1+	Letter Agreement, dated December 30, 2022, between EchoStar Corporation and Pradman P. Kaul.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Certain portions of this Exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

Date: December 30, 2022	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary